UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 16, 2019

HELIX TCS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-55722	81-4046024
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

10200 E. Girard Avenue, Suite B420 Denver, CO 80231
(Address of principal executive offices)

Registrant’s telephone number, including area code (720) 328-5372

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HLIX	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 16, 2019, Helix TCS, Inc. (the “Company”) entered into a securities purchase agreement pursuant to which the Company agreed to sell a secured convertible promissory note (the “Convertible Note”) and common stock purchase warrant (the “Warrant”) in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Rule 506(b) thereunder, for an aggregate cash purchase price of $450,000 (the “Purchase Agreement”).

The Convertible Note has an initial aggregate principal balance of $450,000 and bears interest at a rate of 10% per annum. The Convertible Note matures on June 16, 2020. Upon certain events, the Convertible Note will convert into shares of the Company’s common stock at a per share conversion price equal to $0.90 for the first 6 months and thereafter the lesser of (a) $0.90 and (b) a 30% discount to the Company’s weighted average listed price per share for the five lowest days of the 15 consecutive trading days immediately before the conversion election. The Convertible Note has other features, including, but not limited to, a prepayment penalty, an increased interest rate upon default and adjustments to the conversion price under certain circumstances.

The Warrant is exercisable for five years to purchase up to an aggregate of 25,000 shares of the Company’s common stock at a price of $1.00 per share. The Warrant has anti-dilution provisions that provide for an adjustment to the exercise price in the event of a future sale of the company’s common stock at a lower price, subject to certain exceptions.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item. The Convertible Note represents indebtedness of the Company.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item.

The investor is an accredited investor (as that term is defined in Regulation D of the Securities Act), and in issuing the above securities to the investor, we relied on the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) of the Securities Act and/or Rule 506(b) thereunder because the securities were issued in a transaction not involving a public offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIX TCS, INC.

Date: September 20, 2019	/s/ Scott Ogur
Scott Ogur
Chief Financial Officer

2